SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  October 22, 1999
---------------------------------
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      333-51771                 13-3320910
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



                11 Madison Avenue, New York, New York 10010-3629
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.    OTHER EVENTS.

               Attached as Exhibit 99.1 to this  Current  Report is a collateral term sheet (the "Collateral Term Sheet") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-51771) (the
"Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

               Any statement or  information  contained in the  Collateral  Term
Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit No.                   Description
               -----------                   ----------------------
               99.1                          Collateral Term Sheet

               Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON
                                            MORTGAGE SECURITIES CORP.


                                          By:  /s/ Allan Baum
                                             ------------------------------
                                               Name:  Allan Baum
                                               Title:  Vice President

Date:  October 25, 1999

                                  EXHIBIT INDEX



Exhibit No.           Description                    Paper (P) or Electronic (E)
-----------           -----------                    ---------------------------
99.1                  Collateral Term Sheet          E